Supplement to the Prospectus of the Parnassus Income Trust dated May 1, 2002

                        Supplement Dated October 23, 2002


Jerome L. Dodson and Stephen J. Dodson are now co-managers of the Parnassus California Tax-Exempt Fund. They replace portfolio manager Ben Liao who has taken a leave of absence because of illness. Jerome L. Dodson has been President of Parnassus Investments since its inception in 1984. Stephen Dodson worked as an associate with Advent International, an international venture capital firm, from 2001 through September of 2002 and as a financial analyst in the investment banking division of Morgan Stanley from 1999 to 2001. Prior to that, he was a student at the University of California at Berkeley. Stephen Dodson is the son of Jerome L. Dodson.